Investor Presentation Third Quarter 2015 James O. Miller - Chairman, President & Chief Executive Officer Dennis G. Shaffer - Executive Vice President & President of Civista Bank Richard J. Dutton - Senior Vice President, Chief Operating Officer Exhibit 99.1

Forward-Looking Statements Comments made in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to numerous assumptions, risks and uncertainties. Although management believes that the expectations reflected in the forward-looking statements are reasonable, actual results or future events could differ, possibly materially, from those anticipated in these forward-looking statements. For factors that could cause actual results to differ from our forward-looking statements, please refer to “Risk Factors” in the Company’s Form 10-K filed with the SEC on March 13, 2015. The forward-looking statements speak only as of the date of this presentation, and Civista Bancshares, Inc. assumes no duty to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40th ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.” Additional information can be found at: www.civb.com James O. Miller Chairman, President & Chief Executive Officer jomiller@civb.com Telephone: 888.645.4121

Corporate Overview 9th Largest Publicly Traded Commercial Bank in Ohio Community Banking Focused Operations in 12 Ohio Counties 27 Branches & 1 Loan Production Office Operations in Stable Ohio Markets Acquisitive Franchise Poised for Future Growth Corporate Overview Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Key Facts Corporate Rebranding NASDAQ: CIVB ¹ Market data as of October 27, 2015.

Financial Highlights - Tangible book value excludes Goodwill and other intangible assets from the book value calculation - ROATCE equals annualized net income, adjusted for amortization of intangibles, divided by average common equity minus average intangible assets

Investment Highlights Experienced management team with strong track record Leading Ohio community bank franchise focused on rural and targeted urban markets Demonstrated organic growth and proven acquirer Opened Loan Production Office on east side of Cleveland (Mayfield Heights) in Q1 2015 Completed acquisition of TCNB Financial Corp. in Q1 2015 Successful unification into Civista brand in Q2 2015 Continued focus on credit quality Demonstrated earnings growth Y-o-Y net income available to common shareholders growth of ~44% ROATCE of 16.52% through Q3 2015 Improving operating leverage Closed four branches in 2014 Continued focus on opportunities Capital $50 million shelf offering went effective with SEC in August 2015

Experienced Management Team Chairman, President & CEO 41 years of banking experience Joined in 1986 James O. Miller SVP & Chief Operating Officer 29 years of banking experience Joined in 2007 Richard J. Dutton EVP, Chief Lending Officer & President of Civista Bank 30 years of banking experience Joined in 2009 Dennis G. Shaffer SVP & General Counsel 14 years of banking experience Joined in 2003 James E. McGookey SVP and Controller 27 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 20 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 31 years of banking experience Joined in 2011 Paul J. Stark

Branch Footprint Note: Branch information as of June 30, 2015. Sandusky / Akron / Cleveland, Ohio $571 million in loans $597 million in deposits 11 branch locations #1 deposit market share in Sandusky, Ohio with ~ 43% market share North Central Ohio $94 million in loans $181 million in deposits 7 branch locations ~40% deposit market share $256 million in loans $193 million in deposits 7 branch locations 23% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $80 million in loans $83 million in deposits 3 branch locations ~1.47% deposit market share

Attractive Target Markets Sandusky / Akron / Cleveland North Central Ohio West Central Ohio Greater Dayton Ohio

Proven Acquirer & Attractive Organic Growth Acquired six banks from 1998 – 2015, serving to increase assets by over $800 million Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets Since year-end 2010, loan portfolios in these markets have increased from $117 million to $393 million through Q3 2015 Maintain a low cost, locally generated deposit base Expanded residential mortgage lending with Q3 2013 hiring of experienced lending team in the Columbus / Dublin, Ohio market Positioned to capitalize on loan opportunities in greater Cleveland, Akron, Columbus, Dayton Total Assets $s in millions Total Gross Loans $s in millions Total Deposits $s in millions

TCNB Transaction Highlights TCNB Financial Corp. Citizens National Bank of Southwestern Ohio Closed and integrated in March 2015 Single Bank Holding Company & Bank Organized in 1999 Total Assets of $97 million Expands Civista’s Presence into the Greater Dayton, Ohio Area Dayton Huber Heights Miamisburg Expected to be Accretive to Earnings in 2015 Acquisitive Franchise Positioned for Future Growth

Successful Rebranding Brand Differentiation 316 “Citizens” Banks in the United States 16 “Citizens” Banks in Ohio Alone Citizens / Champaign Bank Branding Confusing for Existing Customers Avoid Customer Identity Confusion on the Internet Why Rebrand? NASDAQ: CIVB

Deposit Mix Q3 2015 Cost of Interest Bearing Deposits: 0.28% Total Deposits: $1.1 billion

Loan Mix Q3 2015 Loan Yield: 4.56% Total Gross Loans: $1.0 billion

Improving Asset Quality Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets

Asset Quality Improvement NPAs & 90+ Days Delinquent as of 9/30/2015 NPAs & 90+ Days Delinquent as of 12/31/2010 Gross Loans: $767 million Gross Loans: $1.0 billion

Peer Leading Net Interest Margin Source: SNL Financial. Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.

Effectively Managing Duration Asset duration of less than two years Sell fixed rate mortgages Encourage variable rate commercial lending or swap into variable, if appropriate Limit fixed rate terms to five years Liability duration greater than three years Focus on low-cost “sticky” demand deposits Don’t overprice or overextend time deposits

CIVISTA
BANCSHARES, INC.

Non-Interest Metrics & Initiatives

- Growing fee income platform
  - Service charges on deposit accounts were $1.4 million and $1.1 million through Q3 2015 and 2014, respectively
- Mortgage Banking
  - Gains on sale of mortgage loans were $888 thousand and $470 thousand through Q3 2015 and 2014, respectively
- Wealth management
  - ~$381 million in Assets Under Management as of September 30, 2015
- Income tax refund processing program
  - Specialized payment processing earned $2.0 and $2.3 million through Q3 2015 and 2014
- Continuing focus on improving efficiency and operating leverage
- Investment in people [1]

AMERICAN BANKER BEST BANKS TO WORK FOR 2015

Best Employers in Ohio 2014

- Continuing evaluation of branch network and opportunities

Non-Interest Income / Average Assets



0.85%
0.89%
0.98%
1.00%
1.11%
1.10%
2010
2011
2012
2013
2014
YTD 2015

Efficiency Ratio



65.94%
67.34%
70.57%
80.44%
71.77%
68.61%
2010
2011
2012
2013
2014
YTD 2015

[1] From American Banker Magazine, September 2015 © 2015 SourceMedia, Inc. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.

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Profitability & Returns Analysis ¹ LTM basis. Diluted Earnings per Share ROATCE ROAA Net Income Available to Common Shareholders

Capital Position

Increasing Shareholder Value Source: SNL Financial. Market Data as of June 30, 2015. ¹ Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets. Stock Price Dividend yield of 1.97% Dividend payout ratio YTD 2015 is approximately 12.3% Price / Tangible Book Value of 111% as compared to peer average of 148% ¹ Price / LTM EPS of 10.8x as compared to peer average of 13.9x ¹ Stock up 151.5%

Commitment to Shareholders Long-term Shareholder Value through Growth and Profitability

Strategic Focus & Growth Strategy Organic growth Capitalize on commercial and consumer lending opportunities Grow core deposit base in rural and targeted urban markets Identify and evaluate loan production opportunities in select metro markets Acquisition opportunities Rural Urban Asset quality Efficiency and operating leverage Capital

The Civista Story Strong and Seasoned Management Team Leading Ohio Community Banking Franchise Proven and Disciplined Acquirer Attractively Valued Versus Peers Platform to Support Future Growth

Appendix

Operating Results

Thank You